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                                                                    EXHIBIT 10.5

                              VITAL IMAGES, INC.
                    INCENTIVE STOCK OPTION ADJUSTMENT PLAN

1.   Background; Purpose of Plan.
     ---------------------------

     a. Vital Images, Inc. (the "Company") has entered into that certain Distribution Agreement, dated as of ___________, 1997 (the "Distribution Agreement"), between the Company and Bio-Vascular, Inc., a Minnesota corporation ("Bio-Vascular"), pursuant to which Bio-Vascular will distribute (the "Distribution") all of the outstanding shares of the Company's common stock to Bio-Vascular's shareholders of record on the Record Date (as defined in the Distribution Agreement). In connection with the Distribution, each holder of an option to purchase Bio-Vascular common stock (a "Bio-Vascular Option") as of the Record Date will be entitled to retain such Bio-Vascular Option, provided that such Bio-Vascular Option will be adjusted to reflect the Distribution (an "Adjusted Bio-Vascular Option"). In addition, as of the Record Date, each holder of a Bio-Vascular Option will also be entitled to receive an option to purchase Company common stock that will be adjusted to reflect the Distribution (an "Adjusted Company Option").

     b. Pursuant to the terms and conditions of the applicable plans under which the Bio-Vascular Options were initially granted, the exercise price and number of shares covered by each Adjusted Bio-Vascular Option, as well as the exercise price and number of shares covered by each Adjusted Company Option, will be determined according to a formula, set forth in the Employee Benefits Agreement entered into between Bio-Vascular and the Company, that is based on the relative fair market trading values of Bio-Vascular common stock and Company common stock during the first five trading days following the Distribution Date (as defined in the Distribution Agreement). Pursuant to this formula, these adjustments will be made in such a manner that the aggregate "intrinsic value," or difference between fair market value and exercise price, of the Adjusted Bio-Vascular Option and Adjusted Company Option will equal the pre-Distribution "intrinsic value" of the Bio-Vascular Option with respect to which the adjustment and grant were made.

     c. In order to ensure that each Adjusted Company Option is granted without any additional benefit not provided by the Bio-Vascular Option with respect to which it is granted, Adjusted Company Options will be granted under the terms of a corresponding "mirror" plan of the Company. With respect to Bio-Vascular Options granted under the Bio-Vascular Incentive Stock Option Plan As Amended, this Vital Images, Inc. Incentive Stock Option Adjustment Plan (the "Plan") will serve as such a "mirror" plan. Accordingly, the sole purpose of this Plan is to provide for the grant of such Adjusted Company Options, and no additional option grants of any kind will be granted under this Plan.

2.   Administration.
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          This Plan shall be administered by a Committee appointed by the Board of Directors of the Company (hereinafter referred to as the "Committee"). The Committee shall consist of two or more directors who are not employees of the Company and who qualify as "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Committee members shall be appointed from time to time by the Board, and shall serve at the pleasure of the Board. In the
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absence of any such appointment, the Board of Directors of the Company shall constitute the Committee. Subject to such orders and resolutions not inconsistent with the provisions of this Plan as may from time to time be issued or adopted by the Board of Directors, the Committee shall have full power and authority to interpret the Plan and, to the extent contemplated herein, shall exercise the discretion granted to it (i) to determine the purchase price of the shares of Common Stock covered by each option, (ii) to determine the persons to whom and the time or times at which such options shall be granted and the number of shares to be subject to each option, (iii) to determine the terms of exercise of each option, (iv) to interpret the Plan, (v) to prescribe, amend, and rescind rules and regulations relating to the Plan, (vi) to determine the terms and provisions (and amendments thereof) of each agreement under this Plan (which agreements need not be identical), and (vii) to make all other determinations necessary or advisable for the administration of the Plan.

     All decisions, determinations and selections made by the Committee pursuant to the provisions of the Plan and applicable existing orders and resolutions of the Board of Directors shall be final. Each option granted shall be evidenced by a written agreement containing such terms and conditions as may be approved by the Committee and which shall not be inconsistent with the Plan and the orders and resolutions of the Board of Directors with respect thereto.

     The Committee and the group of individuals (the "Bio-Vascular Committee") administering the Bio-Vascular Incentive Stock Option Plan As Amended (the "Bio-Vascular Option Plan") will reasonably cooperate and communicate with each other to promote the purposes of the Plan.

3.   Eligibility and Participation.
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     All of the Company's employees shall be eligible to receive options under the Plan, including officers and members of the Company's Board of Directors who are full-time employees of the Company. In addition, persons who hold outstanding Bio-Vascular Options under the Bio-Vascular Option Plan as of the Record Date will be eligible to participate in the Plan. The Committee shall allot to such participants options to purchase shares in such amounts as the Committee shall determine; provided, however, that no participant shall be allotted an option for any greater number of shares than would result in such participant owning, directly or indirectly, more than 10% of the total combined voting power or value of the stock of the Company or any of its subsidiaries unless the option price is at least 110% of the market value of the stock on the date of grant, and the option is by its terms not exercisable after five (5) years from the date of grant.

4.   Shares Subject to the Plan.
     --------------------------


     Subject to adjustments as provided in Section 5 herein, an aggregate of 425,000 shares of common stock, $.01 par value of the Company shall be subject to this Plan, either from authorized, but unissued shares, or shares reacquired by the Company, including shares purchased in the open market or any combination thereof. Such number and kind of shares shall be appropriately adjusted in the event of any one or more stock splits or stock dividends hereafter paid or declared with respect to such stock. If, prior to the termination of the Plan, shares issued pursuant to this Plan are repurchased, such repurchased shares shall again become available for issuance under the Plan.

     Any shares which, after the effective date of this Plan, shall become subject to valid outstanding options under this Plan may, to the extent of the release of any such shares for option by termination of expiration of option(s) without valid exercise, be made the subject of additional options under this Plan.
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5.   Adjustments Upon Changes in Capitalization.
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     Notwithstanding any limitations set forth in Section 4 hereof, in the event of a merger, consolidation, reorganization, stock dividend, stock split, or other change in corporate structure or capitalization affecting the Common
Shares of the Company occurring after the Distribution Date, such appropriate adjustments shall be made in the maximum number of shares available under the Plan or to any one individual and in the number, kind, option price, etc., of shares subject to options granted under the Plan as may be determined by the Committee.

6.   Terms and Conditions of Options.
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     The Committee shall have the power, subject to the limitations contained in this Plan, to prescribe any terms and conditions in respect of the granting or exercise of any option under this Plan and, in particular, shall prescribe the following terms and conditions:

a.   Each option shall state the number of shares to which it pertains.

b. Each option shall be granted within ten (10) years of the date the Bio-Vascular Option Plan was adopted by the Board of Directors of Bio-Vascular.

c. The Committee, in its sole discretion, except with respect to employees that own directly or indirectly more than 10% of the total combined voting power or value of the stock of the Company or any of its subsidiaries, in which case the option price shall be at least 110% of the market value of the common stock on the date of grant, shall determine the price at which shares shall be sold to participants hereunder, provided that such price shall be payable at the time the shares are sold hereunder in cash or in equivalent value (determined as of the date tendered) in an amount equal to 100% of the fair market value of the common stock on the date of grant.

     If the Company common stock is listed on a national exchange or quoted in the National Market System, fair market value shall be equal to the closing price for the Company common stock as reported by the Wall Street Journal (or other accurate reporter of market activity) for the business day preceding the day on which the option was issued. If the Company common stock is reported in the National Association of Securities Dealers Automated Quotation System, fair market value shall be the average of the bid and asked prices for the business day preceding the day on which the option was issued. Except as specifically provided herein, determination of the price at which shares shall be sold to participants shall be determined by the Committee with reliance upon such appraisal(s) or other data as the Committee may deem appropriate. Payment for shares upon exercise of any option under this Plan with previously acquired shares of the Company shall be subject to all applicable rules of the federal or state agencies having appropriate jurisdiction, if any, and such shares shall be valued at fair market value as of the date of exercise of the option.

d. If so designated by the Committee, options granted pursuant to this Plan are intended to qualify for long-term capital gains tax treatment under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended. Eligibility for such tax treatment requires that the stock be held at least one (1) year from date of exercise of the option and at least
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     two (2) years from the date the option is granted.

e. An option shall be exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the option and full payment for shares, as defined herein, with respect to which the option is exercised has been received by the Company. Until the stock certificates are issued, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to optioned shares notwithstanding the exercise of the Option.

f. Except as provided in this Section, an option may be exercised only by the optionee while such optionee is, and has continually been, since the date of the grant of the option, an employee of the Employer or within three (3) months following termination of employment for reasons other than death, disability or termination of employment for gross and willful misconduct or voluntary resignation. If the continuous employment of an optionee terminates by reason of death, an option granted hereunder held by the deceased employee which is eligible for exercise as of the death may be exercised within one (1) year following the date of death, but in no event later than ten (10) years after the date of grant of such option by the person or persons to whom the participant's rights under such option shall have passed by will or by applicable laws of descent and distribution. If the continuous employment of an optionee terminates by reason of disability, such option(s) as the disabled employee would be entitled to exercise as of the date of termination of employment must be exercised within one (1) year following the date of termination, but in no event later than ten (10) years after the date of grant of such option. In the event that an optionee shall cease to be employed by the Employer by reason of his voluntary resignation or his gross and willful misconduct during the course of his employment, including but not limited to dishonesty, fraud, failure to perform his duties, or other conduct adverse to the Company's or Bio-Vascular's interests as the case may be, the option shall be terminated as of the termination of employment. The transfer by a participant of employment or other service from one Employer or its subsidiaries to the other Employer or its subsidiaries will not be deemed to constitute a termination of employment or other service for purposes of this Plan.

g. The aggregate fair market value (determined as of the time the option is granted) of the common stock with respect to which options are exercisable for the first time by the holder during any calendar year shall not exceed $100,000.

7.   Issuance of Options.
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     Whenever the Committee shall designate a participant for the receipt of an option, the Secretary (or if the Secretary is himself the recipient, the President) of the Company shall forthwith send notice thereof to the participant, in such form as the Committee shall approve, stating the number of shares optioned to the participant and the price per share thereof. The date of grant of the option to such participant shall be determined by the Committee, in its discretion and consistent with the purpose of this Plan. Thereafter, the Company shall issue to the participant an option instrument in such form as deemed necessary or appropriate by the Committee.

8.   Options Not Transferable.
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     Options under the Plan may not be sold, pledged, assigned or transferred in any manner, other
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than as provided in Section 6(f) and may be exercised during the lifetime of an optionee only by such optionee.

9.   Amendment or Termination of the Plan.
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     The Board of Directors of the Company may amend this Plan from time to time as it may deem advisable. No amendment of the Plan, however, shall, without shareholder approval, increase the maximum number of shares under the Plan as provided in Section 4, or decrease the minimum option price provided in Section
6. Except as provided in Section 5, the Board shall not alter or impair any option theretofore granted under the Plan without the consent of the holder of the option. The Board of Directors may at any time terminate the Plan, provided that any such termination of the Plan shall not adversely affect options already granted and such options shall remain in full force and effect as if the Plan had not been terminated.

10.  Agreement and Representations of Participants.
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     As a condition to the exercise of any option or portion thereof, the
Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

     In the event legal counsel to the Company renders an opinion to the Company that shares for options exercised pursuant to this Plan cannot be issued to the optionee because such action would violate any applicable federal or state securities laws, then, in that event, the optionee agrees that the Company shall not be required to issue said shares to the optionee and shall have no liability to the optionee other than the return to optionee of amounts tendered to the Company upon exercise of the option.

11.  Definitions.
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     As used herein the following definitions shall apply:

     a. "Continuous employment" shall mean employment without interruption with the Employer. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Employer.

     b. "Employer" means the Company if the participant renders employment or other services to the Company or any subsidiary of the Company and means Bio-Vascular if the Participant renders employment or other services to Bio-Vascular or any subsidiary of Bio-Vascular.

     c.   "Option" shall mean a stock option granted pursuant to the Plan.

     d. "Stockholder" shall mean the holders of outstanding shares of the common stock of the Company.

12.  Effective Date and Termination of the Plan.
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     The Plan shall become effective as of the Distribution Date.  The Plan shall terminate on the earlier of:

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     a.   The date when all the common shares available under the Plan shall have been acquired through the exercise of options granted under the Plan; or

     b. Ten (10) years after the date of adoption by the Board of Directors of Bio-Vascular, of the Bio-Vascular Option Plan; or

     c. Such other date as the Board of Directors of the Company may determine.

13.  Form of Option.
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     Options shall be issued in such form as deemed necessary or appropriate by the Committee.